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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -----------------

                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

               Date of Report: (Date of earliest event reported):
                     December 18, 2000 (December 15, 2000)


                         TEXAS BIOTECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


               DELAWARE                                1-12574                              13-3532643
       (State of Incorporation)                (Commission File Number)         (IRS Employer Identification No.)
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



                             7000 FANNIN, 20TH FLOOR
                              HOUSTON, TEXAS 77030
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On December 15, 2000 Texas Biotechnology Corporation (the "Company") issued a press release announcing that the Company's redeemable common stock purchase warrants (CUSIP No. 88221T120) (the "Warrants") will expire at 5:00 p.m. eastern standard time, on Sunday, December 31, 2000. Holders of Warrants will be able to exercise Warrants up to 5:00 p.m. eastern standard time, on Tuesday, January 2, 2001.

         The Warrants trade on the American Stock Exchange under the symbol "TXBWS." The press release is filed as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS

     (c) EXHIBITS


        99.1  Press Release dated December 15, 2000





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 18, 2000              TEXAS BIOTECHNOLOGY CORPORATION

                                     /s/ STEPHEN L. MUELLER
                                     -------------------------------------------
                                     Stephen L. Mueller
                                     Vice President, Finance and Administration,
                                     Secretary and Treasurer





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                                INDEX TO EXHIBITS


EXHIBIT                      DESCRIPTION OF EXHIBIT
-------                      ----------------------

 99.1                 Press Release, dated December 15, 2000




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